Household Home Equity Loan Trust 2001-1

Distribution Number	2
Beginning Date of Accrual Period	20-Jun-01
End Date of Accrual Period	19-Jul-01
Distribution Date	20-Jul-01
Previous Distribution Date	20-Jun-01

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	26,242,926.04
Principal Collections	19,016,173.60
Interest Collections	7,226,752.44
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	26,242,926.04
Servicing Fee	325,065.70
Interest Paid to Certificates	2,441,310.75
Principal Paid to Certificates	23,476,549.59
Overcollateralization Release Amount	0.00
Equity Certificate	(0.00)

Balance Reconciliation

Begin Principal Balance	780,157,689.80
Principal Collections (including repurchases)	19,016,173.60
Charge off Amount	0.00
End Principal Balance	761,141,516.20

Collateral Performance
Cash Yield (% of beginning balance)	11.12%
Charge off Amount (% of beginning balance)	0.00%
Net Yield	11.12%

Delinquent Loans
30-59 days principal balance of loan	13,804,795.79
30-59 days number of loans	164
60-89 days principal balance of loan	2,188,614.96
60-89 days number of loans	28
90+ days principal balance of loan	0.00
90+ days number of loans	-

Loan Detail
Number Purchased pursuant to 2.02, 2.04, 3.01 and 3.07	-
Principal Balance Purchased pursuant to 2.02, 2.04, 3.01 and 3.07	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	9,002
Number of HEL outstanding (EOP)	8,787
Book value of real estate acquired through foreclosure/grant of deed	-
Number of Loans that went into REO	-
Principal Balance of Loans that went into REO	0.00

Overcollateralization
Begin OC Amount	83,621,314.62
OC Release Amount	0.00
Extra Principal Distribution	4,460,375.99
End OC Amount	88,081,690.61

Target OC Amount	131,400,401.25
Interim OC Amount	83,621,314.62
Interim OC Deficiency	47,779,086.63

Monthly Excess Cashflow	4,460,375.99

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	93.91%

Interest Calculations
1 month LIBOR	3.881%
Class A Formula Rate (1 mo Libor plus 29bps)	4.171%
Class A Pass-Through Rate	4.171%
Class M Formula Rate (1 mo Libor plus 55bps)	4.431%
Class M Pass-Through Rate	4.431%
Available Funds Cap	11.254%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	36.132977
2. Principal Distribution per $1,000	32.754871
3. Interest Distribution per $1,000	3.378106

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	4.17%
2. Days in Accrual Period	30

3. Class A Interest Due	2,098,378.10
4. Class A Interest Paid	2,098,378.10

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	603,668,858.49
2. Class A Principal Due	20,346,342.98
3. Class A Principal Paid	20,346,342.98
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	583,322,515.51

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.9390706
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.7663785

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	36.345116
2. Principal Distribution per $1,000	32.756453
3. Interest Distribution per $1,000	3.588663

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	4.431%
2. Days in Accrual Period	30

3. Class M Interest Due	342,932.65
4. Class M Interest Paid	342,932.65

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	92,867,516.69
2. Class M Principal Due	3,130,206.61
3. Class M Principal Paid	3,130,206.61
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	89,737,310.08

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.9390677
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.1178983